Vivani™
Nasdaq: VANI

# Vivani Medical, Inc.

Guaranteed Adherence.
Better Outcomes.


Vivani
Entrance

www.vivani.com

Vivani

July 2026

# Disclaimers

The following slides and any accompanying oral presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the "safe harbor" created by those sections. All statements in this release that are not based on historical fact are "forward looking statements." These statements may be identified by words such as "estimates," "anticipates," "projects," "plans" or "planned," "strategy," "goal," "seeks," "may," "will," "expects," "intends," "believes," "should," and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments that Vivani Medical, Inc. ("Vivani", the "Company", "we" or "us") expects or anticipates will occur in the future, such as stated objectives or goals, our products and their therapeutic potential and planned development, the indications that we intend to target, our technology, our business and strategy, milestones, addressable markets, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this presentation on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors. These risks and uncertainties include, but are not limited to, that we may fail to commence our planned future clinical trials for products under development; conduct any pre-clinical activities of our other products; our products may not demonstrate safety or efficacy in clinical trials; we may fail to secure marketing approvals for our products; there may be delays in regulatory approval or changes in regulatory framework that are out of our control; our estimation of addressable markets of our products may be inaccurate; we may fail to timely raise additional required funding; more efficient competitors or more effective competing treatment may emerge; we may be involved in disputes surrounding the use of our intellectual property crucial to our success; we may not be able to attract and retain key employees and qualified personnel; earlier study results may not be predictive of later stage study outcomes; and we are dependent on third-parties for some or all aspects of our product manufacturing, research and preclinical and clinical testing. Additional risks and uncertainties are described in our Annual Report on Form 10-K filed on March 26, 2026, our Quarterly Report on Form 10-Q filed on May 13, 2026, and our subsequent filings with the U.S. Securities and Exchange Commission. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third party sources and the Company's own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. All of our therapies are still investigational and have not been approved by any regulatory authority for any use.

# The obesity market is evolving

## What will it take to be successful in the future?

In addition to the currently FDA-approved products on the market, there are over 50 in clinical development. All of these are injectables or orals. Vivani's implant uniquely combines infrequent (e.g., once- or twice-yearly) administration with the ability to stop treatment quickly, if necessary.

A differentiated route of administration presents opportunities to access untapped segments of this market, transition experienced patients to a longer-acting option, and help patients struggling with adherence to have access to a guaranteed-adherence option.

| FDA-approved GLP-1 injectables | FDA-approved GLP-1 orals | Clinical-stage injectables or orals for obesity | Clinical-stage subdermal implant |
|---|---|---|---|
| 3 | 2 | >50 | 1 |
| novo nordisk, Lilly | novo nordisk, Lilly | novo nordisk, Lilly, AMGEN, VIKING, Pfizer, MERCK, innovent, altimmune, kailera, Roche, Zealand, septerna, Structure, MindRank, AstraZeneca, Boehringer Ingelheim | Vivani |

# Vivani's differentiated product candidates are designed to address unmet needs and expand the market

## Market Challenges

- **Suboptimal outcomes**
  Poor medication adherence (<50%) leads to loss of efficacy and rapid weight rebound
- **Tolerability issues**
  Dose fluctuations and pharmacokinetic (PK) variability provoke side effects
- **Underserved & unaddressed populations**
  Current options not ideal for hard-to-reach, difficult-to-manage, discretion- or convenience-seeking patients

## The NanoPortal™ Promise

- **Convenient, guaranteed adherence**
  Designed to maintains therapeutic effect and deliver medical and pharmacoeconomic outcomes
- **Stable delivery**
  Expected to reduce side effects associated with fluctuating drug plasma levels
- **Differentiated modality**
  Infrequent, in-office administration by primary care professionals solves logistical impasse for underserved populations

# Vivani Medical, Inc.

## A clinical stage innovator uniquely positioned to address the future challenges and opportunities of an evolving obesity market

**Our focus:** Enhance patient outcomes and GLP-1 market uptake in chronic diseases via unique route of administration, improved patient adherence, tolerability, and convenience

**Technology:** NanoPortal ultra long-acting, miniature drug implants designed to enable very infrequent dosing, including every 6 months, 12 months, or longer

**Lead program**: NPM-139 is a miniature, subdermal, semaglutide implant for chronic weight management in obese and overweight individuals

**Clinical success:** LIBERATE-1 first-in-human study achieved the primary objectives including positive safety, tolerability and device performance

**Platform Proof of Concept:** Preclinical weight loss of ~20% sustained for a full year

### Nasdaq: VANI

- ✓ Cash runway expected to fund current operating plan, including completion of key milestones, through 1H2027
- ✓ NPM-139 clinical program initiation in mid-2026
- ✓ Highly specialized & proprietary manufacturing operations in Alameda, CA

**GLP-1 market expected to grow to $190B by 2035***

*Morgan Stanley Research published in April 2026 estimates the global GLP-1 market could reach approximately $190 billion by 2035 across obesity and diabetes, with an obesity-only TAM of approximately $150 billion. Current eligible-patient penetration in the U.S. is estimated at approximately 6%; a bull-case projection is approximately $240 billion. https://www.morganstanley.com/insights/articles/glp1-weight-loss-market-may-double-190-billion-2035

# Company pipeline utilizing NanoPortal platform

If approved, Vivani products would provide a differentiated ultra long-acting option for patients


Indication
Feasibility
Preclinical
Clinical
Vivani
Partnered
Obesity/Weight Management
NPM-139
semaglutide
Obesity/Weight Management
Next-generation incretins*
Obesity/Weight Management
NPM-115
exenatide
Type 2 Diabetes
NPM-133
semaglutide
Canine & Feline Obesity
OKV-119**
exenatide

*This includes a number of next-generation incretins (i.e., more potent and/or multi-agonists), including retatrutide. Early retatrutide implant PK data is featured later in this presentation.
**In partnership with Okava Pharmaceuticals, Inc.

# Good things come in small packages

## GLP-1 implant & applicator



- ✓ Simple administration, in-office procedure to insert the implant comfortably under the skin for twice-yearly dosing designed to produce Wegovy®-level efficacy



## NanoPortal device elements

- ✓ Designed to assure adherence
- ✓ Long-term delivery
- ✓ Stable and tunable release profile


Reservoir
Medication
Nanotubes

## NanoPortal technology

- ✓ Nanotube pore size is precisely tunable to achieve near-constant release profiles


No release
Pore too small
Constant release rate
Target pore size
Rapid release
Pore too large

# Vivani Lead Program: NPM-139

*SLIM™: Semaglutide ultra Long-acting IMplant in obesity*

Vivani

# July 7, 2026: Vivani announces the signing of a new agreement with Novo Nordisk

**The agreement at a glance**

- **Agreement enables Novo Nordisk to evaluate NPM-139, Vivani's semaglutide drug implant for chronic weight management**
- **There are no exclusivity provisions for NPM-139, or Vivani's proprietary NanoPortal technology, associated with this agreement**

"The new agreement announced today supporting our semaglutide implant program in chronic weight management **demonstrates Novo Nordisk's interest in evaluating our technology and its lead semaglutide application**. This agreement reinforces our confidence regarding the market opportunity for our GLP-1 implants under development. We believe that our NanoPortal implants under development, including NPM 139, could address a growing segment of patients who would prefer a convenient once- or twice-yearly treatment option and the peace of mind that treatment could be stopped at any time if that became necessary."

- Adam Mendelsohn, PhD, CEO of Vivani

# Persistence and adherence are critical to securing desired long-term health outcomes

Persistence data comparing obesity therapies suggest room for improvement across the board, including for semaglutide. The unmet need is significant.

- The opportunity for an additional 60% improvement in persistence for semaglutide is remarkable and could translate to improved patient outcomes

---

- Semaglutide implant is designed to guarantee adherence during the entire once- or twice-yearly dosing interval

**Large Retrospective Cohort Study* (N=1,911)**



6 months
12 months
100%
75%
50%
25%
0%
Percent Remaining on Therapy
Semaglutide
Liraglutide
Phentermine topiramate
Naltraxone-bupropion
Orlistat
Implant**

** Implant not included in this Large Retrospective Cohort Study, included for illustrative purposes only; assumes full replacement at 6 months

* Published in Obesity, December 8, 2023

# Semaglutide discontinuation leads to rapid hunger-induced weight rebound

Sudden GLP-1 withdrawal produces immediate rebound hunger, leading to rapid weight regain mediated by greater food consumption



68-week treatment phase
52-week off-treatment extension phase
Body weight (%) – change from baseline
Body weight (kg) – change from baseline
2
0
−2
−4
−6
−8
−10
−12
−14
−16
−18
0
−5
−10
−15
Semaglutide 2.4 mg arm
Placebo arm
0 4 8 12 16 20 28 36 44 52 60 68 75 80 104 120
Time since randomization (wk)

STEP 1 Extension: Semaglutide Withdrawal
From Novo Nordisk Wegovy® Clinical Program

Vivani

# NPM-139 provides steady preclinical pharmacokinetics



Plasma Concentration (ng/mL, normalized to 250g)
1000
800
600
400
200
0
NPM-139 Configuration 1, n=5*
NPM-139 Configuration 2, n=7
0
14
28
42
56
70
84
Time (Day)

***In vivo* pharmacokinetics of NPM-139 configurations in Sprague-Dawley rats.** Values are mean ± SE.

***n=5 through day 28; two implants removed at Day 28 for characterization, n=3 thereafter.**

Vivani

# NPM-139 clinical and regulatory development: Near-term plan builds on recent wins

| Milestone | Status |
| --- | --- |
| Announced LIBERATE-1 completed and met the primary study objectives; reported positive weight loss in preclinical study with semaglutide | August 2025 |
| Disclosed proposed clinical program including Phase 1 PK and Phase 2 dose-ranging weight maintenance studies | September 2025 |
| Secured approval from HREC in Australia to initiate SLIM-1™ | June 2026 |
| First Dosing for SLIM-1™ | August 2026 (projected) |

Vivani

# NPM-139 Phase 1 study design: SLIM-1™

**Primary Objectives**

Safety/tolerability assessment and pharmacokinetic characterization

**Key Inclusion/Exclusion Criteria**

18-55 years old; overweight or obese (BMI 27-40)
Otherwise healthy (no T2D)


Screen and Randomize (~21 days)
Treatment (4 Weeks)
EOT
NPM-139 (semaglutide implant, ~0.25 mg/week, n=8-10)
Wegovy® (semaglutide injection, 0.25 mg/week, n=8-10)
Week
1
2
3
4
5

T2D = Type 2 Diabetes; EOT = End of Treatment

# Proposed NPM-139 Phase 2 study design: SLIM-2™


Randomize
Run-In (20 weeks)
Randomized Treatment Period (16 or 24 weeks)
Semaglutide Implant Dose 3
Semaglutide Implant Dose 2
Semaglutide Implant Dose 1
Placebo (sham implant)
Wegovy® (semaglutide injection, 2.4 mg/week)*
2.4 mg
1.7 mg
1.0 mg
0.5 mg
Semaglutide 0.25 mg
Dose escalation at 4-week intervals

*unblinded

# NanoPortal retatrutide implant provides steady preclinical pharmacokinetics in ongoing study

***In vivo* pharmacokinetics of prototype NanoPortal retatrutide implant in Sprague-Dawley rats in an ongoing study.** Values are mean ± SE.



Prototype Nanoportal Retatrutide Implant,
n=12 (through day 28), n=9 (day 28 to 56)
Plasma Concentration (ng/mL, normalized to 250g)
200
150
100
50
0
0
7
14
21
28
35
42
49
56
63
Time (Day)

# Guaranteed adherence. Improved outcomes.

- Only GLP-1 implant in development for obesity and chronic weight management
- Convenient once- or twice-yearly dosing expected to address primary GLP-1 market challenges
- Unique modality designed to reach underserved & unaddressed populations key to market expansion



Nasdaq: VANI

# Thank You

**Company Contact:**
Donald Dwyer, Chief Business Officer
info@vivani.com

**Investor Relations Contact:**
Jami Taylor, Investor Relations Advisor
investors@vivani.com

www.vivani.com

